Exhibit 99.1

Precision Oncology Through Synthetic Lethality May 2022

Forward-Looking Statements

Certain information contained in this presentation includes "forward-looking statements", within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as "predicts," "believes," "potential," "continue," "anticipates," "estimates," "expects," "plans," "intends," "may," "could," "might," "likely," "will," "should" or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
2

Aprea Acquisition of Atrin

Transaction Summary

- Aprea Therapeutics, Inc. (NASDAQ: APRE) and Atrin Pharmaceuticals, Inc. have completed a business combination
- Atrin assets targeting DNA damage repair (DDR) at the core of future development strategy
- Aprea shareholders receive non-transferable CVR related to Aprea legacy assets
- Transaction closed the morning of Monday, May 16th

Ownership Split

- Atrin ownership: 58.8% [1]
- Aprea ownership: 41.2% [1]

Transaction Proceeds

- Pro forma cash, before transaction-related expenses, of approximately $48 million
- Expected cash runway through second half of 2023

Pipeline Milestones

- ATRN-119: ATR inhibitor
  - Initial efficacy data from monotherapy dose escalation study
  - Initial efficacy data from monotherapy dose expansion study
  - Initial efficacy data from PARPi combination
- ATRN-Backup: ATR inhibitor
  - Preliminary PK and Toxicity data from monotherapy dose escalation study
- ATRN-W1051: WEE1 inhibitor
  - Preliminary PK and Toxicity data from monotherapy dose escalation study
- ATRN-DDRi: Undisclosed target
  - IND and initiation of Phase 1/2 monotherapy study

Combined Company Leadership at Transaction Close	
Christian Schade	Chief Executive Officer
Oren Gilad, Ph.D.	President
Gregory Korbel, Ph.D.	Chief Operating Officer
Scott Coiante	Chief Financial Officer
Ze'ev Weiss	Chief Business Officer

(1) Calculated via treasury stock method

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
3

Corporate Highlights Precision Oncology Via Synthetic Lethality In Defined Patient Populations 4 ▪ Robust synthetic lethality (SL) portfolio built in - house from foundational, proprietary DNA damage repair (DDR) platform ◊ Integrated discovery engine leverages three proprietary technologies to fuel pipeline growth ◊ Next generation DDR portfolio with potentially best - in - class molecules ◊ Potential synergy from combinations within own portfolio ▪ Proprietary platform drives : ◊ Novel target identification ◊ Target selectivity ◊ High therapeutic index and safety ◊ Effective biomarker identification ◊ Optimized patient stratification ▪ ATRN - 119: Novel ATR inhibitor ◊ Open IND with FPI expected 3Q, 2022 ◊ Unique biomarkers identified for patient selection ◊ Differentiated molecular structure and preclinical tox profile ◊ Second generation backup molecule, with novel IP, ready to enter IND - enabling studies ▪ ATRN - W1051: Novel WEE1 inhibitor ◊ IND - enabling studies 2H 2022, IND targeted 3Q 2023 ◊ Structurally differentiated from other WEE1 inhibitors in development ◊ Excellent selectivity for WEE1 vs PLK1/2/3 ◊ Nanomolar anti - proliferative potency in vitro against multiple cancer cell lines ◊ Promising anti - tumor activity in xenograft model with favorable PK characteristics ▪ Capital efficient plan to potentially deliver multiple near - term clinical milestones © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

SL & Inhibitors of the DDR Pathway 5 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Ngoi et al., Trends in Cancer, 2021 DDR: One Critical Pathway, Multiple Targets 6 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. ▪ Within DDR, PARP inhibitors have validated the SL paradigm but are just the tip of the iceberg ◊ Responses to PARPi are rarely durable and resistance is acquired rapidly ▪ Deep understanding and targeted query of DDR pathways may identify novel therapeutic opportunities and biomarkers for optimal patient selection ◊ Pharmacologic inhibition of parallel DDR pathways, e.g., ATRi , WEE 1 i, etc , may drive SL in the context of genetic defects in homologous recombination (ATM, BRCA, etc.) ◊ Combination approaches may increase efficacy, reduce toxicity and overcome compensatory resistance mechanisms to drive indication expansion opportunities Overview of Key Proteins in DDR

Integrated Discovery Engine Three proprietary integrated technologies fueling pipeline growth 7 SCET & ATRIZE: Macrocyclic drug design and rapid screening methods to increase potency, limit off - target binding and improve tolerability Cancer Repli - Biom : Proteomic and genetic methods to identify cancer and replication - associated biomarkers of efficacy Combo - SL: Novel proteomic, genetic and computational means to identify new targets for combination treatments for precision cancer treatment Target selectivity High therapeutic index and safety Effective biomarker identification Optimized patient stratification Novel target identification © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Repli - Biom and Combination Approached An Integrated Platform for Discovery of Novel SL Targets and Biomarkers 8 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. Repli - Biom to Identify Biomarkers and New Targets Drug Combination SL Approach ▪ Repli - Biom platform is designed to identify factors that respond to drug treatment at the mechanistic site of drug action, the r eplication fork ▪ Repli - Biom shows potential to identify candidate biomarkers of therapeutic benefit as well novel SL targets ▪ Combination SL may permit lower doses and decreased rates of acquired resistance, leading to durable responses in cancers wit h s pecific mutations Drug Target 1 Cancer mutation Drug Target 2 SL SL SL

ATR Inhibitor ATRN - 119 9 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

ATR is the Master Regulator of DDR ▪ Defects in DDR lead to compromised genomic instability and stalling of the replication fork ▪ ATR is activated by replication stress ▪ ATR Inhibition leads to replication fork collapse and cancer cell death ◊ Cancer cells with dysfunctional and/or dysregulated DDR are particularly sensitive to ATR inhibition ◊ Examples: Oncogenic RAS mutations, MYC overexpression, ATM mutations, BRCA1, BRCA2 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 10

ATRN - 119 is Potentially Differentiated from Other ATRi ▪ ATRN - 119: Has shown potential to be potent and structurally differentiated, with high selectivity to limit off - target tox © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 11 Note: Head - to - head studies hav e not been conducted (1) Atrin data reported for HCT 116 - Bcl /XL cell line; (2) Foote et al (2018), J Med Chem; (3) Lücking et al (2020), J Med Chem; (4) Roulston et al (2022) Mol Cancer Ther ATRN - 119: ▪ Potential to be highly potent and selective ▪ Has shown potential to have lower hematological toxicity than other ATRi (small magnitude hematological toxicities) ▪ Unique biomarkers have been identified for optimal patient selection ▪ Preferred candidate for combination with SOC On - Target Cellular IC 50 ( nM ) Fold Difference in IC 50 for Off - Target PIKK Inhibition ATRi ATM DNA - PK mTOR ATRN - 119 (1) 4 > 600x > 2000x > 2000x Berzosertib (1) 61 31x > 200x > 50x AZD - 6738 (2) 74 > 400x > 400x 70 – 310x BAY 1895344 (3) 36 39x 9x 61x RP3500 (4) 0.33 > 20000x > 20000x 30x

0 200 400 600 800 0 5 10 15 20 25 30 Tumor Volume (mm 3 ) Time (Days) 100 mg/kg n=8 ATRN - 119 Preclinical Profile ▪ Nanomolar potency in vitro across a broad spectrum of cancer cell lines ▪ Strong tumor control observed in vivo, including challenging genetic backgrounds © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 12 HCT - 116 p53 null (K - Ras, BRCA2, p53) 0 500 1000 1500 0 5 10 15 20 Tumor Volume (mm 3 ) Time (Days) ATRN - 006 - B 1 : ATRN - 119 Antitumor Activity Against Colon Cancer in Female Mouse CDX: Human Colorectal Carcinoma Cell Line HCT 116 (KRAS G 13 D ) p 53 null Mean Vehicle p.o. (n=4) Mean 119 100mg/kg p.o. (n=4) ( p = . 00026 ) Control n= 8 Pancreatic (CAPAN - 1) Xenograft Study – KRAS mut

ATRi In Combination With PARPi

Mouse *In Vivo* Efficacy and Tolerability Study

Olaparib (Lynparza®): Regression of BRCA2-Deficient Ovarian (HGSOC) Tumors

Personalized Treatments
Orthotropic Patient-Derived Xenografts (PDXs)



Surgery
Ovarian tumor
Polycystic ovary
ADAM.
Transplant to mouse ovary
Tumor "Avatars"
Expand & transfer
Cell lines, genomics & proteomics
Preclinical trial

ATRN-119 + PARPi Inhibits
Ovarian Tumor Growth Over Time



Human Ovarian PDX - PARPi & ATRi Tumor Size
Tumer volume (mm3)
1000.0
900.0
800.0
700.0
600.0
500.0
400.0
300.0
200.0
100.0
0.0
Control; n=8
PARPi (Olaparib 50mg/Kg p.o. QD); n=8
ATRN-119 (90mg/Kg p.o. BID); n=6
PARPi+ATRN119 HCl; n=6
P=0.01
0
1
2
3
4
5
6
Time (Weeks)

- Potentially excellent tolerability
- Preliminary results have shown no abnormal toxicity signs
- Preclinical data has shown no body weight loss



Weight (g)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Control
PARPi (Olaparib 50mg/Kg p.o. QD)
ATRN-119 (90mg/Kg p.o. b.i.d.)
PARPi+ATRN-119
0
1
2
3
4
5
6
Time (Weeks)

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
13

ATR Landscape

Parameter	AstraZeneca AZD6738 (1)(2)	Bayer BAY1895344 (3)	Repare RP-3500 (4)
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing (1)	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID (2) : • **Anemia:** (1/6, 17%) Patriot 2, Expansion Phase (1): • **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** (1): (4/6, 67%) with Continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	• **Anemia** (2/2, 100%) • **Neutropenia** (1/2, 50%)	• **Anemia** (23/95, 24%) • **Neutrophil count decreased** (10/95, 11%) • **Platelet count decreased** (5/95, 5%)

Commonalities Include:

- Core
- Backbone
- Toxicity profile

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
14

ATRN-119: Potential "Best-in-Class" Oral ATR inhibitor

Parameter	Aprea ATRN-119 (1)
Route Of Administration	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	QD (dose TBD in Phase 1) 7-days-on (1)
Hematological toxicities in preclinical studies	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development

ATRN-119:

- Differentiated core
- Differentiated backbone
- Differentiated toxicity profile

Note: ATRN-119 has not yet been tested clinically
(1) ATRN-119, Phase 1/2a Clinical Study Protocol

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
15

ATRN - 119 Phase 1/2a Clinical Trial ▪ Patients ◊ Advanced solid tumors that have at least 1 DDR mutation ◊ Panel of unique potential biomarkers for increased sensitivity to ATRN - 119 have been characterized in preclinical studies ◊ IHC assay and NGS DDR Panel will be used to determine presence of DDR mutations/LOF ▪ Objectives ◊ Primary: MTD / RP2D; safety; tolerability; PK ◊ Secondary: ORR ◊ Exploratory: PD; PK/PD relationships; bioavailability; predictive value of DDR biomarker ▪ Design ◊ Part 1: Single agent, standard 3+3 dose escalation on 28 - day QD schedule, up to 18 patients ◊ Part 2: Single agent expansion phase in indications with high rates of dysfunctional DDR, up to 30 patients ◊ Gynecologic, CRC, lung, prostate, indication - agnostic ATM mutant ◊ With dose selection and tolerability data, enter another Phase 1/2a study to test ATRi + PARPi combination (anticipated start 1Q 2023) ▪ Status: Sites have been identified and start - up activities are underway © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 16

ATR Back - up: Second - Generation ATR Inhibitors ▪ Additional SAR improvements may have increased potency and exposure for second generation ATRi ▪ ATR backup is ready to enter IND - enabling studies © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 17 IC 50 = 8.43 nM * NT 125 62 32 16 8 4 2 1 NT pCHK1 GAPDH nM 0.5 0.25 + Aphidicolin IC 50 = 0.97 nM * ATRN - 119 ATRN - ATRi Backup + Aphidicolin pCHK 1 0.01 NT - 10 3 1 0.3 0.1 0.03 NT+ 100 GAPDH 30 nM ATRN - ATRi backup compound is >8 - fold more potent and has >10 - times exposure in vivo *IC 50 in ovarian cancer SKOV 3 cells

WEE 1 Inhibitor ATRN - W 1051 18 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

WEE1 is a Key Regulator of Mitotic Entry in the DDR Pathway WEE1 ▪ Regulates the G2 - M cell cycle checkpoint and prevents entry into mitosis in response to DNA damage ▪ About 50% of HGSOCs overexpress Cyclin E through amplification, copy number gain or transcriptional means ▪ Inhibition of WEE1 leads to cancer cell death via mitotic collapse and apoptosis © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 19

ATRN - W1051 is Potentially Differentiated from Other WEE1 Inhibitors ▪ ATRN - W1051 : shows potential to be potent and structurally differentiated, with high selectivity to limit off - target tox ▪ Preclinical data highlight potentially favorable PK properties of ATRN - W1051 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 20 ATRN - W 1051 (2) ZN - c3 (3) AZD - 1775 (3) Dose (mg/kg/d) 10 20 40 80 20 40 80 C max , ng/mL 1219 1167 1997 5100 635 2460 4703 T max , hr 2 1 1 1 1 1 1 AUC 0 - 24 , ng* hr /mL 14211 4863 17088 39722 1494 6313 13408 Tumor concentration, ng/mL 9000 ng/gr (@ 15 mg/kg/d) 10.5 48 811 BQL BQL 6.95 Note: Head - to - head studies have not been conducted (1) Huang et al, (2021) J Med Chem (2) Data from study in normal mice (3) Data from study in A - 427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 On - Target IC 50 ( nM ) Off - Target Inhibition at 1 m M (%) WEE1 PLK1 PLK2 PLK3 ATRN - W1051 2.2 17 33 12 ZN - c3 (1) 3.8 79 96 92 AZD - 1775 (1) 3.9 70 101 91

▪ Nanomolar anti - proliferative potency in vitro against multiple cancer cell lines ▪ Potent anti - tumor activity observed in vivo in an ovarian cancer xenograft model 0.00 200.00 400.00 600.00 800.00 1000.00 1200.00 1400.00 1600.00 1800.00 0 5 10 15 20 25 30 Tumor Volume (mm3) Days Post Treatment ATRN - W1051 Has Demonstrated Potentially Compelling Anti - tumor Activity IND - Enabling Studies to commence in 2H , 2022 & IND targeted 3Q , 2023 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 21 OVCAR 3 Xenograft Model ATRN - W 1051 , 30 mg/kg/d Vehicle

Integrated Discovery Engine

Three proprietary integrated technologies fueling pipeline growth


SCET & ATRIZE:
Macrocyclic drug design and rapid screening methods to increase potency, limit off-target binding and improve tolerability
ATRN-119
ATRN- ATRi Backup
ATRN-W1051
ATRN-119 and ATRN-W1051 combination studies
ATRN-119: >50 high-priority biomarkers
Target selectivity
High therapeutic index and safety
Effective biomarker identification
Optimized patient stratification
Novel target identification
Combo-SL:
Novel proteomic, genetic and computational means to identify new targets for combination treatments for precision cancer treatment
Cancer
Repli-Biom:
Proteomic and genetic methods to identify cancer and replication-associated biomarkers of efficacy

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
22

Intellectual Property 23 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Intellectual Property Portfolio Four issued US patents protecting lead molecule and close analogs ▪ Family 1 : Ataxia Telengiectasia And Rad 3 - Related (ATR) Protein Kinase Inhibitors ‒ Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13 th , 2015 ‒ National phase examinations ongoing in EU, Australia, Japan, etc ‒ 1.1 : Issued on May 30 , 2017 as U.S. Patent 9,663,535 ‒ 1.2 : Issued on May 29 , 2018 as U.S. Patent 9,981,989 ‒ 1.3 : Issued on Feb. 5 , 2019 as U.S. Patent 10,196,405 ▪ Family 2 : ATR inhibitors & methods of use ‒ Carboxylic acid - containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12 th , 2017 ‒ Issued on May 28 , 2019 as U.S. Patent 10,301,324 ▪ Family 3 : Composition for ATR inhibitors for their controlled release ‒ Provisional application filed ‒ Manufacture and use of pharmaceutical formulations comprising our lead series of compounds, encapsulated in biocompatible and bi odegradable polymer - containing particles ▪ Family 4 : ATR inhibitor Pharmaceutical Composition and Methods: ‒ Provisional application filed ‒ Pharmaceutical formulation and composition of our lead compounds in the clinic ▪ Family 5 : WEE 1 inhibitor Pharmaceutical Compositions and Methods: ‒ Provisional application filed ‒ Composition of our lead WEE 1 inhibitor compounds 24 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

p53 Reactivator Eprenetapopt (APR - 246) 25 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Future Development Opportunity for p53 Reactivator Eprenetapopt ▪ Lymphoid malignancies ◊ Lymphoid cancer cell lines are among the most sensitive to treatment with eprenetapopt ◊ Open IND and FDA accepted protocol for clinical trial evaluating eprenetapopt in late - line NHL ◊ Introduce new oral formulation of eprenetapopt ◊ Collect and analyze oral PK data to inform clinical opportunities, especially in solid tumor indications ▪ Solid tumors ◊ Encouraging Phase 1 / 2 response data for eprenetapopt + pembro in advanced solid tumors (ESMO 2021 ) ◊ Leverage oral eprenetapopt PK data in lymphoid malignancies to inform study design of oral eprenetapopt + IO therapy ▪ Myeloid malignancies ◊ Encouraging 1 - yr RFS, 1 - yr OS, median RFS and median OS observed in Phase 2 trial evaluating eprenetapopt + azacitidine in TP 53 mutant MDS/AML post - HCT maintenance (ASH 2021 ) ◊ Discussions with national transplant cooperative groups on potential registrational trial design: 1 H 2023 © 2022 Aprea Therapeutics, Inc. All Rights Reserved. 26

Corporate Milestones 27 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Robust DDR Development Pipeline Milestones


Key Development Milestones
2021
2022
2023
2024
1Q
2Q
3Q
4Q
ATR ATRN-119
FPI
Initial efficacy results
Monotherapy, NCT04905914
Phase 1/2a Dose Escalation
Phase 1/2a Dose Expansion
FPI
Initial efficacy results
PARPi Combination
Phase 1/2a Dose Escalation
Phase 1/2a Dose Expansion
ATRN-ATRi Backup
In vivo POC
PK & tolerability
GLP Tox
IND filing
FPI
Initial efficacy results
Discovery
Preclinical Development
Phase 1/2a
WEE1 ATRN-W1051
In vivo POC
PK & tolerability
GLP Tox
IND filing
FPI
Initial efficacy results
Discovery
Preclinical Development
Phase 1/2a
FPI
PARPi Combination
Phase 1/2a
ATRN-DDRi Undisclosed
PK & tolerability
GLP Tox
IND filing
FPI
Discovery
Preclinical Development
Phase 1/2a

© 2022 Aprea Therapeutics, Inc. All Rights Reserved.
28

Precision Oncology Through Synthetic Lethality May 2022